SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. _____)

Filed by the Registrant     /X/
Filed by a Party other than the Registrant  /_/

Check the appropriate box:

/_/  Preliminary Proxy Statement         /_/  Confidential, For Use of the
                                              Commission Only (as permitted by
/_/  Definitive Proxy Statement               Rule 14a-6(e)(2))
/X/  Definitive Additional Materials
/_/  Soliciting Material Pursuant to
     Rule 14a-12

                          PAX WORLD BALANCED FUND, INC.
                (Name of Registrant as Specified In Its Charter)

   --------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         /X/  No fee required
         /_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

              (1) Title of each class of securities to which transaction applies:

                   -------------------------------------------------------------

              (2)  Aggregate number of securities to which transaction applies:

                   -------------------------------------------------------------

              (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                   -------------------------------------------------------------

              (4)  Proposed maximum aggregate value of transaction:

                   -------------------------------------------------------------

              (5)  Total fee paid:

                   -------------------------------------------------------------

         /_/  Fee paid previously with preliminary materials:

         /_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

              (1)  Amount previously paid:

                   -------------------------------------------------------------

              (2)  Form, Schedule or Registration no.:

                   -------------------------------------------------------------

              (3)  Filing party:

                   -------------------------------------------------------------

              (4)  Date filed:

                   -------------------------------------------------------------

                                                              ADJOURNMENT NOTICE
--------------------------------------------------------------------------------


                                                                   JUNE 25, 2003

                          PAX WORLD BALANCED FUND, INC.
                                 C/O PFPC, INC.
                         400 BELLEVUE PARKWAY, SUITE 108
                              WILMINGTON, DE 19809

                           ADJOURNED PROPOSAL NOTICE:

              CONSIDERATION OF THE PROPOSAL TO AMEND THE BY-LAWS OF
            THE FUND HAS BEEN ADJOURNED TO FRIDAY, JULY 25, 2003.

Dear Shareholder:

WE ARE WRITING TO INFORM YOU THAT CONSIDERATION OF THE PROPOSAL TO AMEND THE BY-LAWS OF THE FUND TO PERMIT THE FUND TO INVEST IN THE SECURITIES OF OTHER REGISTERED INVESTMENT COMPANIES (INCLUDING THE PAX WORLD MONEY MARKET FUND), WITHIN CERTAIN LIMITS, HAS BEEN ADJOURNED TO FRIDAY, JULY 25, 2003 AT 10:00 A.M. (EASTERN TIME) AT THE OFFICES OF H. G. WELLINGTON & CO., INC. IN NEW YORK CITY.

THE FUND'S RECORDS INDICATE THAT YOU WERE HOLDING SHARES OF THE FUND AS OF APRIL 14, 2003 (THE "RECORD DATE" FOR THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND) AND HAVE NOT YET VOTED THOSE SHARES. PLEASE TAKE THE TIME NOW TO CAST YOUR VOTE. IN ORDER FOR YOUR VOTE TO BE REPRESENTED, WE MUST RECEIVE YOUR INSTRUCTIONS ON OR BEFORE THE MEETING ON FRIDAY, JULY 25, 2003.

     For your convenience, we have established three easy methods by which to register your vote:

     1.   BY PHONE:     For automated phone voting, call 1-866-241-6192,
                        available 24 hours a day. Enter the 14-digit control number printed on your proxy card.

     2.   BY INTERNET:  Access https://vote.proxy-direct.com and enter the
                        14-digit control number printed on your proxy card.

     3.   BY MAIL:      Simply return your executed proxy in the enclosed
                        postage paid envelope.


                       DON'T HESITATE. PLEASE VOTE TODAY!

As the date for this proposal moves closer, if we still have not received your proxy, you may receive a call asking you to exercise your right to vote.

Thank you in advance for your participation.